UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3346

Oppenheimer Series Fund, Inc.

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2013

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2013 / Unaudited

	Shares	Value
Common Stocks–98.1%
Consumer Discretionary–9.1%
Automobiles–0.9%
Ford Motor Co.	1,515,150	$19,621,192
Hotels, Restaurants & Leisure–0.8%
MGM Resorts International[1]	1,280,060	16,346,366
Household Durables–1.0%
Newell Rubbermaid, Inc.	939,380	22,056,642
Media–1.6%
Comcast Corp., Cl. A	887,490	33,795,619
Multiline Retail–1.9%
Target Corp.	690,800	41,731,228
Specialty Retail–2.9%
Lowe’s Cos., Inc.	1,675,900	64,002,621
Consumer Staples–10.1%
Beverages–2.8%
Coca-Cola Co. (The)	587,300	21,871,052
Molson Coors Brewing Co., Cl. B, Non-Vtg.	876,903	39,618,478

		61,489,530
Food & Staples Retailing–2.6%
Walgreen Co.	1,412,977	56,462,561
Food Products–3.5%
Dean Foods Co.[1]	395,630	7,243,985
Kellogg Co.	991,660	58,012,110
Tyson Foods, Inc., Cl. A	491,410	10,869,989

		76,126,084
Household Products–1.2%
Procter & Gamble Co. (The)	335,360	25,205,658
Energy–12.1%
Energy Equipment & Services–1.6%
Baker Hughes, Inc.	791,910	35,414,215
Oil, Gas & Consumable Fuels–10.5%
Apache Corp.	220,410	18,461,542
Chevron Corp.	1,058,240	121,856,336
Devon Energy Corp.	288,100	16,476,439
Exxon Mobil Corp.	796,710	71,679,999

		228,474,316
Financials–24.3%
Capital Markets–5.3%
Goldman Sachs Group, Inc. (The)	557,758	82,470,098
Northern Trust Corp.	620,150	31,919,121

		114,389,219
Commercial Banks–8.1%
M&T Bank Corp.	529,560	54,380,516
SunTrust Banks, Inc.	1,815,830	51,515,097
Wells Fargo & Co.	1,966,625	68,497,549

		174,393,162
Diversified Financial Services–4.8%
Bank of America Corp.	3,146,230	35,615,324
Citigroup, Inc.	770,880	32,500,301
JPMorgan Chase & Co.	767,660	36,118,403

		104,234,028
Insurance–6.1%
ACE Ltd.	731,285	62,400,549
Marsh & McLennan Cos., Inc.	1,965,477	69,735,124

		132,135,673
Health Care–12.3%
Health Care Equipment & Supplies–2.0%
Baxter International, Inc.	652,000	44,231,680
Health Care Providers & Services–4.7%
Humana, Inc.	917,233	68,205,446
UnitedHealth Group, Inc.	644,510	35,583,397

		103,788,843
Pharmaceuticals–5.6%
Merck & Co., Inc.	1,749,470	75,664,577
Novartis AG, ADR	158,840	10,772,529
Teva Pharmaceutical Industries Ltd., Sponsored ADR	895,870	34,034,101

		120,471,207
Industrials–11.0%
Aerospace & Defense–3.7%
Honeywell International, Inc.	1,181,410	80,619,418
Airlines–0.7%
United Continental Holdings, Inc.[1]	644,860	15,573,369
Commercial Services & Supplies–1.2%
Tyco International Ltd.	836,000	25,272,280
Construction & Engineering–1.6%
Quanta Services, Inc.[1]	1,207,340	34,976,640
Machinery–2.6%
AGCO Corp.[1]	676,540	35,856,620
Navistar International Corp.[1]	738,977	19,279,910

		55,136,530
Road & Rail–0.9%
Knight Transportation, Inc.	350,550	5,591,272
Landstar System, Inc.	189,660	10,818,206

1	Oppenheimer Value Fund

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Road & Rail (Continued)
Werner Enterprises, Inc.	105,070	$2,481,753

		18,891,231
Trading Companies & Distributors–0.3%
WESCO International, Inc.[1]	76,090	5,549,244
Information Technology–8.8%
Communications Equipment–2.4%
Juniper Networks, Inc.[1]	2,365,920	52,949,290
Computers & Peripherals–1.9%
Apple, Inc.	53,670	24,436,488
SanDisk Corp.[1]	337,960	16,894,620

		41,331,108
Electronic Equipment, Instruments, & Components–1.2%
TE Connectivity Ltd.	667,960	25,970,285
Semiconductors & Semiconductor Equipment–3.3%
Analog Devices, Inc.	608,320	26,547,085
Micron Technology, Inc.[1]	2,116,850	16,003,386
Xilinx, Inc.	819,410	29,900,271

		72,450,742
Materials–3.9%
Chemicals–3.9%
LyondellBasell Industries NV, Cl. A	649,329	41,180,445
Mosaic Co. (The)	717,420	43,941,975

		85,122,420
Telecommunication Services–3.1%
Diversified Telecommunication Services–3.1%
Verizon Communications, Inc.	1,525,300	66,518,333
Utilities–3.4%
Electric Utilities–2.5%
American Electric Power Co., Inc.	667,620	30,236,510
Edison International	505,140	24,342,697

		54,579,207
Multi-Utilities–0.9%
Public Service Enterprise Group, Inc.	612,890	19,109,910

Total Common Stocks (Cost $1,796,118,208)		2,128,419,851
Investment Company–2.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[2,3] (Cost $45,604,795)	45,604,795	45,604,795
Total Investments, at Value (Cost $1,841,723,003)	100.2%	2,174,024,646
Liabilities in Excess of Other Assets	(0.2)	(4,397,297)

Net Assets	100.0%	$2,169,627,349

Footnotes to Statement of Investments

1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2012	Gross Additions	Gross Reductions	Shares January 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	32,628,737	359,803,765	346,827,707	45,604,795

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$45,604,795	$18,912

3.	Rate shown is the 7-day yield as of January 31, 2013.

2	Oppenheimer Value Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the

3	Oppenheimer Value Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar

4	Oppenheimer Value Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

5	Oppenheimer Value Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

The table below categorizes amounts as of January 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$197,553,668	$—	$—	$197,553,668
Consumer Staples	219,283,833	—	—	219,283,833
Energy	263,888,531	—	—	263,888,531
Financials	525,152,082	—	—	525,152,082
Health Care	268,491,730	—	—	268,491,730
Industrials	236,018,712	—	—	236,018,712
Information Technology	192,701,425	—	—	192,701,425
Materials	85,122,420	—	—	85,122,420
Telecommunication Services	66,518,333	—	—	66,518,333
Utilities	73,689,117	—	—	73,689,117
Investment Company	45,604,795	—	—	45,604,795

Total Assets	$2,174,024,646	$—	$—	$2,174,024,646

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There are no significant changes to the fair valuation methodologies of the Fund during the period.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,862,353,712

Gross unrealized appreciation	$332,529,682
Gross unrealized depreciation	(20,858,748)

Net unrealized appreciation	$311,670,934

6	Oppenheimer Value Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Series Fund, Inc.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/14/2013